UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2007

                          ROCKY MOUNTAIN MINERALS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wyoming                        0-9060                  83-0221102
         -------                        ------                  ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


2480 North Tolemac Way, Prescott, Arizona                           86305
-----------------------------------------                           -----
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Rocky Mountain Minerals, Inc. ("RMMI" and "the Company") advises that on September 17, 2007, BHP Billiton ("BHPB") and Apache Energy (Apache) gave notice of their intention to surrender petroleum Exploration Permits WA-322-P and WA-329-P located in the Exmouth Basin offshore from Western Australia. RMMI previously held a 25% interest in these permits before their sale to BHPB and Apache.

As per Article 6.3 (a) of the WA-322-P Sale and Purchase Agreement made between RMMI and its joint venturers with BHPB, dated May 21, 2004, RMMI and its joint venturers have 15 days from the date of this notice to make an election to BHPB as to whether they or any of them wish to accept a reassignment of equity or allow the surrender by BHPB to proceed.

As per Article 6.2 (a) of the WA-329-P Sale and Purchase Agreement made between RMMI and its joint venturers with BHPB and Apache, dated July 8, 2005, RMMI and its joint venturers have 15 days from the date of this notice to make an election to BHPB and Apache as to whether they or any of them wish to accept a reassignment of equity or allow the surrender by BHPB/Apache to proceed.

The Company will report within this 15 day period whether we will either take a re-assignment of our share of the interest or allow the surrender to continue. We will consult with our joint venture partners and make an assessment in relation to remaining prospectivity and the nature, timing and cost of future exploration programs. Independently of any re-assignment, with the receipt of these notices from BHPB and Apache, the Company's right to a share of the potential deferred cash payment and any share of the contingent overriding royalty are now at an end with respect to each permit.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKY MOUNTAIN MINERALS, Inc.

Date: September 18, 2007                     By: /s/ M.A. Muzzin
                                                 -------------------------
                                             M.A. Muzzin
                                             President